Exhibit 99.2
REMEDENT, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2008
(unaudited)

REMEDENT, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED COMBINED BALANCE SHEET
(unaudited)

	Remendent,					PRO FORMA
	Inc. and					CONDENSED
	Subsidiaries	GlamTech-USA, Inc.				COMBINED
	June 30	June 30,			PRO FORMA	BALANCE
	2008	2008			ADJUST-	SHEET
	(unaudited)	(unaudited)	Notes		MENTS	(unaudited)
ASSETS
Current
Cash and cash equivalents	$1,467,692	$32,958			$—	$1,500,650
Accounts receivable	2,444,089	—	3	(a)	(152,196)	2,291,893
Inventories, net	1,450,696	78,423			—	1,529,119
Prepaid expense	877,486	—			—	877,486

Total current assets	6,239,963	111,381				6,199,148
PROPERTY AND EQUIPMENT, NET	907,876	4,698			—	912,574
OTHER ASSETS	675,000	—			—	675,000
PATENTS, NET	107,680	—			—	107,680
GLAMTECH DISTRIBUTION AGREEMENTS (Notes 2 and 3)	—	1,250,000	3	(a)	(1,250,000)	—

	$7,930,519	$1,366,079				$7,894,402

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current
Current portion, long-term debt	$67,344	$—			$—	$67,344
Line of Credit	853.621	—			—	853,621
Accounts payable	1,854,429	1,164,500	3	(a)	(28,076)	2,990,853
Due to related parties	—	207,517	3	(a)	(207,517)	—
Accrued liabilities	816,023	—			—	816,023
Income taxes payable	15,122	—			—	15,122

Total current liabilities	3,606,539	1,372,017				4,742,963

LONG-TERM DEBT	168,604					168,604
STOCKHOLDERS’ DEFICIT
Preferred Stock $0.001 par value (10,000,000 shares authorized, none issued and outstanding)	—	—			—	—
Common stock, $0.001 par value; (50,000,000 shares authorized, 18,637,803 shares issued And outstanding at June 30, 2008)	18,638	—			—	18,638
Additional paid-in capital	18,014,107	—			—	18,014,107
Deficit	(13,932,611)	(5,938)	3	(a)	(1,166,603)	(15,105,152)
Accumulated other comprehensive income (loss)	55,242	—			—	55,242

	4,155,376	(5,938)				3,151,439

	$7,930,519	$1,366,079				$7,894,402

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

REMEDENT, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(unaudited)

						PRO FORMA
	Remendent,					CONDENSED
	Inc. and	GlamTech-USA,				COMBINED
	Subsidiaries	Inc.				STATEMENT OF
	For the three	For the period				OPERATIONS
	Month period	From April 9, 2008				FOR THE THREE
	Ended	(inception) to				MONTHS
	June 30	June 30,			PRO FORMA	ENDING
	2008	2008			ADJUST-	JUNE 30, 2008
	(unaudited)	(unaudited)	Notes		MENTS	(unaudited)
Net sales	$3,635,479	$192,290	3	(a)	$(1,250,000)	$2,577,769
Cost of sales	1,269,424	30,897	3	(a)	78,423	1,221,898

Gross profit	2,366,055	161,393				1,355,871

Operating Expenses
Research and development	124,958	—			—	124,958
Sales and marketing	671,299	147,983			—	819,282
General and administrative	1,130,313	16,143	3	(a)	4,974	1,141,482
Depreciation and amortization	91,261	276			—	91,537

TOTAL OPERATING EXPENSES	2,017,831	164,402				2,177,259

INCOME (LOSS) FROM OPERATIONS	348,224	(3,009)				(821,388)

OTHER INCOME (EXPENSES)
Interest expense	(35,344)	(2,929)			—	(38,273)
Other income	17,621	—			—	17,621

TOTAL OTHER INCOME (EXPENSES)	(17,723)	(2,929)				(20,652)

NET INCOME (LOSS) BEFORE TAX	$330,501	(5,938)				(842,040)

INCOME (LOSS) PER SHARE
Basic	$0.02	$(3.96)				$(0.05)

Fully diluted	$0.01	$(3.96)				$(0.02)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	18,637,803	1,500				18,637,803

Fully diluted	37,000,995	1,500				37,000,995

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

REMEDENT, INC. AND SUBISIDIARIES
NOTES TO PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
June 30, 2008
(unaudited)
1.	PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The following unaudited pro forma condensed combined financial information for the periods indicated is derived from the historical consolidated financial statements of Remedent, Inc., a Nevada corporation, and its subsidiaries (the “Company” or “Remedent”) and gives effect to the Company’s acquisition of Glamtech-USA, Inc. (“Glamtech”).

The unaudited pro forma condensed combined statement of income for the three months ended June 30, 2008 is based on the historical financial statements of the Company and Glamtech using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information.

The pro forma condensed combined financial information is preliminary and is not necessarily indicative of the combined financial position or results of operations for the periods or dates indicated, or the future results of the combined company.

Amounts preliminarily allocated to and the estimated useful lives of intangible assets with indefinite and definite lives may change significantly, which could result in a material increase or decrease in amortization of definite lived intangible assets.

The unaudited pro forma condensed combined balance sheet is presented as if the transaction had been completed on June 30, 2008 and combines the historical unaudited consolidated balance sheet of Remedent at June 30, 2008 and the historical unaudited consolidated balance sheet of Glamtech at June 30, 2008.

The unaudited pro forma condensed combined statements of income for the three months ended June 30, 2008 are presented as if the Remedent and Glamtech transactions had been completed on April 9, 2007 (inception date of Glamtech).

The unaudited pro forma condensed combined statement of income for the three months ended June 30, 2008 combines the historical consolidated results of Remedent for the three months ended June 30, 2008 and the unaudited pre-acquisition results for Glamtech for the period from April 9, 2008 (inception) to June 30, 2008.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of Remedent for the three months ended June 30, 2008, as filed on SEC Edgar on August 19, 2008.

REMEDENT, INC. AND SUBISIDIARIES
NOTES TO PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
June 30, 2008
(unaudited)
2.	ACQUISITION OF GLAMTECH-USA, INC.

On August 24, 2008, Remedent, Inc. and Remedent N.V. (collectively, the “Company”) entered into a Rescission Agreement with Glamtech-USA, Inc., a Delaware corporation (“Glamtech”) (the “Rescission Agreement”). The Company had previously granted Glamtech the exclusive right to distribute its GlamSmile veneer products in the United States and Canada pursuant to an Exclusive Distribution Agreement, dated April 10, 2008, and in the United Kingdom pursuant to an Exclusive Distribution Agreement dated May 2008 (collectively, the “Glamtech Distribution Agreements”). Pursuant to the Rescission Agreement, the parties agreed that the Glamtech Distribution Agreements would be rescinded and of no further force and effect and provided a mutual release related to the Glamtech Distribution Agreements. In consideration for the rescission and release, the Company agreed to assume a certain shareholder loan to Glamtech in the principal amount of One Million One Hundred Fifty Thousand Dollars ($1,150,000) and to purchase all of the outstanding capital stock of Glamtech from the two existing shareholders pursuant to a stock purchase agreement, as further described below.

On August 24, 2008, as part of the consideration for the rescission and release under the Rescission Agreement, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with each of the two Glamtech shareholders (the “Holders”), for the purchase of all of Glamtech’s outstanding common stock in exchange for: (i) at the election of the Holders at any time within 6 months, to receive either, but not both, (a) an aggregate of one million (1,000,000) restricted shares of the Company’s common stock (the “Shares”), or (b) five (5) year warrants (the “Warrants”), valued by the Company’s Board of Directors at $1.48 per warrant, to purchase an aggregate of one million two hundred and forty-seven thousand two hundred and sixteen (1,247,216) restricted shares of the registrant’s common stock at a exercise price of $1.30 per share (the “Warrant Shares”); and together with either the Shares or the Warrants, (ii) certain limited royalty payments allocated to sales in the United States, Canada, and the United Kingdom of the Products during the term of the Company’s August 24, 2008 Distribution Agreement with Den-Mat Holdings, LLC, a Delaware limited liability company. Further, pursuant to the terms of the Stock Purchase Agreement, the Company agreed to register the Shares or the Warrant Shares, as applicable, on a registration statement with the U.S. Securities and Exchange Commission no later than thirty (30) calendar days following the date of the Holder’s election, but no sooner than seventy-five (75) days from the effective date of the Stock Purchase Agreement.

All of the securities to be issued to the two Glamtech shareholders are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Sections 4(2), and Rule 506 of Regulation D of the Securities and Exchange Commission and from various similar state exemptions.

The acquisition of Glamtech will be accounted for using the purchase method. However, total estimated consideration cannot be calculated at this time because of market uncertainty.

3.	PRO-FORMA ADJUSTMENTS

REMEDENT, INC. AND SUBISIDIARIES
NOTES TO PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
June 30, 2008
(unaudited)
The unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition of Glamtech as if had occurred on April 9, 2008, the inception date of Glamtech.

The pro forma adjustments reflected in the unaudited pro forma condensed consolidated balance sheet and statement of operations are as follows:
(a)	Removal of intercompany balances and transactions between the Company and Glamtech.